UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): September 8, 2026

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
Beginning September 8, 2026, CVR Energy, Inc. (the “Company”) will be using the Investor Presentation (the “Investor Presentation”), which contains forward-looking statements, in meetings with certain current and potential investors and analysts. The Investor Presentation, available on the Investor Relations page of the Company’s website at www.CVREnergy.com, is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.
The information in this Current Report and Exhibit 99.1 is being furnished, not filed, pursuant to Items 7.01 and 9.01 of Form 8-K. Accordingly, the information in Items 7.01 and 9.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference. The furnishing of information in this Current Report, including Exhibit 99.1, is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report, including Exhibit 99.1, is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
The following exhibits are being “furnished” as part of this Current Report:

Exhibit Number	Exhibit Description

99.1	Investor Presentation to be used beginning September 8, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 8, 2026

CVR Energy, Inc.

By:	/s/ Richard J. Roberts, Jr.
Richard J. Roberts, Jr.
Interim Chief Financial Officer, Vice President - Financial Planning & Analysis and Investor Relations